UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 3, 2006

EVCI CAREER COLLEGES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-14827	06-1488212
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Van Der Donck Street, 2nd Floor, Yonkers, New York 10701
(Address of principal executive offices)

Registrant’s telephone number, including area code (914) 623-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit

23	Consent of Goldstein Golub Kessler LLP dated March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report, dated April 3, 2006, to be signed on its behalf by the undersigned hereunto duly authorized.

EVCI CAREER COLLEGES HOLDING CORP.

Dated: April 3, 2006	By:	/s/ Joseph Looney
Name: Joseph Looney
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23	Consent of Goldstein Golub Kessler LLP dated March 31, 2006.